PRUDENTIAL SERIES FUND

PSF High Yield Bond Portfolio

Supplement dated March 8, 2012 to the Prospectus and Statement of Additional Information dated May 1, 2011

Effective immediately, Ryan Kelly has been named a portfolio manager to the PSF High Yield Bond Portfolio. (the “Portfolio”).

The following revisions are hereby made to the Prospectus and SAI to reflect Mr. Ryan’s service:

I.	The following is added to the “Management of the Portfolio” table in the Summary Section of the Prospectus:

Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Prudential Investment Management, Inc.	Ryan Kelly, CFA	Principal	February 2012

II. The following is added to “How the Fund is Managed – Portfolio Managers” section of the Prospectus:

Ryan Kelly, CFA, is Principal and high yield portfolio manager for Prudential Fixed Income's High Yield Team. Prior to assuming his current position in 2012, Mr. Kelly was a high yield credit analyst for nearly 10 years in Prudential Fixed Income's Credit Research Group, covering the automotive, energy, and finance sectors. Previously, Mr. Kelly was a senior high yield bond analyst at Muzinich & Company. Earlier, he was a senior associate at PNC Capital Markets/PNC Bank where he worked in the high yield bond, mergers and acquisition (M&A) and loan syndication groups. Mr. Kelly began his career as an investment banker at Chase Manhattan Bank, working on project finance transactions and M&A advisory mandates for the electric power sector. He earned a BA in Economics from Michigan State University and holds the Chartered Financial Analyst (CFA) designation.

III.	The following is added to the table in Part I of the SAI entitled “Portfolio Managers: Other Accounts.”

Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Fund Ownership
Prudential Investment Management, Inc.	Ryan Kelly, CFA	12/$3.3 billion	28/$2.65 billion 4/$25.9 million	31/$5.4 billion	None

Information is as of January 31, 2012.

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